EAI SELECT MANAGERS EQUITY FUND
                                 REVIEW OF 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

Our heartfelt condolences go to the families of the victims of the World Trade Center and Pentagon tragedies, especially our friends and colleagues in the investment business.

We are very pleased to present the sixth annual report on the EAI Select Managers Equity Fund (the "Fund"). The first part of this review details the performance of the Fund and the factors that influenced it, while the second and third parts summarize the economy and domestic equity market in 2001.

EAI SELECT MANAGERS EQUITY FUND

For the first time since 1973/1974, the stock market fell for the second consecutive year; the fourth quarter gains mitigated sharp losses through September 30.

EAI Select Managers Equity Fund returned -13.5% for the full calendar year 2001; the fourth quarter (+12.2%) saw a significant rebound. Compared to the S&P 500 (-11.9%; +10.7%) and peers (the average Morningstar Large Blend Equity Fund:
-13.7%; +10.9%), the year was subpar, but the fourth quarter was well above average.

For the year, financial (-14.6%) was a major drag on results; this sector's weight averaged 24% over the year and at December 31. Investment bankers (e.g. Morgan Stanley: -28.3% and Merrill Lynch Co.: -22.7%, which comprised 1.3% and 1.4%) were weak as M&A activity declined.

Although underweighted (averaging 14% vs. 18% for the S&P 500 over the year), information technology (-27.9%) depressed results as well. EMC Corp. (-79.4%, a 0.5% position), Texas Instruments (-40.8%; 0.7%) and Oracle Corp. (-52.5%; 0.7%), more than offset the excellent results from Microsoft Corp. (+52.7%; 0.4%) and IBM Corp. (+43.0%; 0.9%).

On the positive side were consumer discretionary (+1.0%) and industrials (+7.5%), which comprised 20% and 10%. Although experiencing a slight decline (-1.7%) for the year, media, which averaged 14%, performed relatively well. Liberty Media Corp. (+3.2%), the second largest holding, at 2.3%, and Echostar Communications (+20.8%), the fifth largest, at 1.8%, excelled. Hotels (+13.3%), a 3% position, also performed well.

Industrials were led by a turnaround in Cendant Corp. (+103.7%), a 1.8% position and best portfolio performer.

ECONOMIC REVIEW

The tone of the markets for 2001 may have been set on the second trading day of the year. On January 3, Federal Reserve policy-makers surprised investors by lowering the Federal Funds and Discount rates by 0.5% to 6.0% and 5.5%, respectively; not only did this occur between meetings, it was the first cut in two years. The reason: "further weakening of sales and production." To demonstrate their resolve to avoid a recession, which happened despite their resolve, the Fed aggressively lowered interest rates throughout the year. The eleven cuts in 2001 brought the cumulative reduction to 4.75% (Fed Funds: 6.5% down to 1.75%; and Discount Rate: 6.0% down to 1.25%). This was the quickest pace of cuts since 1982. Rates fell to their lowest level in 40 years.

THE STOCK MARKET REVIEW

                         QUARTERLY RETURNS
--------------------------------------------------    YEAR
                 MARCH      JUNE     SEPT.   DEC.     2001
                 -----      ----     ----    ----     ----
S&P 500 .......  -11.9%      5.9%   -14.7%   10.7%   -11.9%
Russell 2000 ..   -6.5      14.4    -20.7    21.1      2.5
NASDAQ ........  -25.5      17.5    -30.6    30.2    -20.8

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

In 2001, the S&P 500 fell 11.9%, marking the second consecutive year of losses, and the worst since 1974. The fourth quarter rally, however, was the best in two years.

For the third year in a row, the headline story, however, was the technology heavy NASDAQ Index, which fell 20.8%; despite huge gains from the lows reached in September, it is still down 61.4% from the March 2000 highs.

The U.S. markets had four distinct phases during 2001. See below:

PERIOD             S&P 500        RUSSELL     2000 NASDAQ
------             -------       ---------   -------------
12/31--4/4          -16.2%         -11.6%       -33.6%
4/4--5/21           +19.2          +21.4        +40.7
5/21--9/21          -26.1          -26.2        -38.2
9/21--12/31         +19.3          +29.5        +37.2

Early in the year, the stock market played a tug-of-war between the benefits of lower interest rates and the negative of lower earnings; the latter won.

The magnitude of those losses, combined with the news that Dell Computer would meet its previously lowered earnings/revenue targets and Yahoo! was upgraded by a previously bearish analyst, sparked a robust relief rally. Further aiding the advance were additional Fed moves and relatively upbeat first quarter earnings from IBM, Apple Computer and Microsoft Corp., among others. This euphoria lasted all of seven weeks before concerns that corporate profits will not rebound as quickly as the optimists first thought reappeared. The middle four months of the year were horrific.

Despite the unprecedented interest rate cuts, the stock market was on the defensive in July, August and the first part of September. Concerns about second quarter earnings and 2001 outlooks overwhelmed the benign economic news (subdued inflation and stabilizing confidence and manufacturing).

The September 11 terrorist attack destroyed whatever confidence investors had left. Uncertainties about the economy, earnings and the viability of some industries (airlines), shook the markets to their core. No industry or capitalization size was spared as the market fell dramatically during the first week after the markets reopened; all indexes approached three year lows.

Realizing that the U.S. financial system withstood this attack, and despite dismal economic reports that reflected the slowdown caused by the September 11 tragedy, military action in Afghanistan and bio-terrorist attacks, the stock market moved smartly higher to close the year. The magnitude of the rate reductions, discussion of a significant fiscal stimulus, lower energy prices, and progress in the war against terrorism, encouraged investors that the worst of the economic malaise may be over.

For the second year in a row, information technology (-25.6%) lagged, led lower by communications equipment (-58.5%). Consumer discretionary (+1.6%) was one of only two sectors to advance; it comprised 13%. Retailers (+17.4%) rose on optimism that consumer spending will hold up. Materials (+3.5%), a much smaller sector (3%), also performed well.

                                    * * * * *

The attached report provides you with the performance results, schedule of investments and the financial statements as of December 31, 2001. As always, should you have any questions, please feel free to contact us at 1-800-798-8055, or visit the fund's new website at: www.eaiselect.com.

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

We thank you for your continued confidence in the EAI Select Managers Equity
Fund.

Sincerely,

/s/ Phillip Maisano
-------------------
Phillip Maisano
President
February 2002


[THE FOLLOWING DATA IS REPRESENTED AS A LINE GRAPH IN THE PRINTED DOCUMENT]

                        EAI SELECT MANAGERS EQUITY FUND
                                  VS. S&P 500

                   EAI SELECT                        S&P 500
                   ----------                        -------
12/31/95 ......     10,000                            10,000
12/31/96 ......     11,435                            12,296
12/31/97 ......     14,732.3                          16,397.9
12/31/98 ......     18,247.5                          21,082.8
12/31/99 ......     23,851.2                          25,516.6
12/31/00 ......     22,565.4                          23,192
12/31/01 ......     19,513.3                          20,436.8


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
--------------------------------------------------------------------------------
                                                                  SINCE
                                                                INCEPTION
                       1 YEAR      3 YEARS        5 YEARS        (1/2/96)
--------------------------------------------------------------------------------
 The Fund              -13.53        2.26          11.28          11.79
--------------------------------------------------------------------------------
 Peer Group*           -13.68       -0.93           8.87          10.66
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

*Morningstar Large Blend Average is a universe of large-cap blend mutual funds which focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index. As of 12/31/01 the Large Blend Universe contained 1,298 funds. Source: Morningstar Principia Pro Mutual Funds January 2002 release.

The Manager is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                         EAI SELECT MANAGERS EQUITY FUND
                    SCHEDULE OF INVESTMENTS DECEMBER 31, 2001

NO. OF
COMMON
SHARES                        SECURITIES                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE: 1.5%
  4,000         Boeing Co. ..................................     $     155,120
  2,900         General Dynamics Corp. ......................           230,956
  6,200         Honeywell International Inc. ................           209,684
  3,000         Lockheed Martin Corp. .......................           140,010
                                                                  -------------
                                                                        735,770
                                                                  -------------
BANKS: 3.1%
  6,400         Bank of America Corp. .......................           402,880
  3,500         Bank One Corp. ..............................           136,675
 12,200         Mellon Financial Corp. ......................           458,964
  6,200         PNC Financial Services Group, Inc. ..........           348,440
  5,100         Wells Fargo & Co. ...........................           221,595
                                                                  -------------
                                                                      1,568,554
                                                                  -------------
BEVERAGES: 2.6%
 10,660         Coca-Cola Co. ...............................           502,619
 16,100         PepsiCo, Inc. ...............................           783,909
                                                                  -------------
                                                                      1,286,528
                                                                  -------------
BIOTECHNOLOGY: 4.2.%
  6,740         Amgen, Inc.+ ................................           380,406
  8,500         Biogen, Inc.+ ...............................           487,475
  5,600         Genentech, Inc.+ ............................           303,800
  2,600         Genzyme Corp.--General Division+ ............           155,636
  5,000         IDEC Pharmaceuticals Corp.+ .................           344,650
  2,200         Invitrogen Corp.+ ...........................           136,246
  4,200         MedImmune, Inc.+ ............................           194,670
  3,400         Protein Design Labs. Inc.+ ..................           111,962
                                                                  -------------
                                                                      2,114,845
                                                                  -------------
CHEMICALS: 0.3%
  4,400         Dow Chemical Co. ............................           148,632
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES: 4.8%
 45,800         Cendant Corp.+ ..............................           898,138
  3,800         Checkfree Corp.+ ............................            68,400
  3,450         Concord EFS Inc.+ ...........................           113,091
  2,600         First Data Corp. ............................           203,970
 12,100         Sabre Holdings Corp.+ .......................           512,435
  8,800         Valassis Communications, Inc.+ ..............           313,456
  9,000         Waste Management, Inc. ......................           287,190
                                                                  -------------
                                                                      2,396,680
                                                                  -------------
COMMUNICATIONS EQUIPMENT: 3.4%
  4,000         Brocade Communications Systems, Inc.+ .......     $     132,480
 14,520         Cisco Systems, Inc.+ ........................           262,957
 12,800         Corning, Inc. ...............................           114,176
 42,300         Crown Castle International, Corp.+ ..........           451,764
 23,000         Motorola, Inc. ..............................           345,460
  5,300         QUALCOMM, Inc.+ .............................           267,650
  8,015         Tellabs, Inc.+ ..............................           120,465
                                                                  -------------
                                                                      1,694,952
                                                                  -------------
COMPUTERS & PERIPHERALS: 2.0%
  8,000         Dell Computer Corp.+ ........................           217,440
 17,120         EMC Corp.+ ..................................           230,093
  3,500         International Business Machines Corp. .......           423,360
  9,600         Sun Microsystems, Inc.+ .....................           118,464
                                                                  -------------
                                                                        989,357
                                                                  -------------
DIVERSIFIED FINANCIALS: 12.9%
  5,800         AMBAC Financial Group, Inc. .................           335,588
  6,500         American Express Co. ........................           231,985
 14,970         Citigroup, Inc. .............................           755,686
 14,800         Federal Home Loan Mortgage Corp. ............           967,920
 10,800         Federal National Mortgage Association .......           858,600
 10,890         Franklin Resources, Inc. ....................           384,090
  4,000         Goldman Sachs Group, Inc. ...................           371,000
  6,200         Household International, Inc. ...............           359,228
  3,300         MBNA Corp. ..................................           116,160
 13,000         Merrill Lynch and Co., Inc. .................           677,560
 11,500         Morgan Stanley Dean Witter and Co. ..........           643,310
 22,700         Schwab (Charles) Corp. ......................           351,169
  5,000         USA Education, Inc. .........................           420,100
                                                                  -------------
                                                                      6,472,396
                                                                  -------------
DIVERSIFIED TELECOM SERVICES: 2.8%
  5,470         Alltel Corp. ................................           337,663
 25,600         AT&T Corp. ..................................           464,384
 35,400         Qwest Communications International, Inc.+ ...           500,202
  7,940         WorldCom, Inc.--WorldCom Group+ .............           111,795
                                                                  -------------
                                                                      1,414,044
                                                                  -------------
ELECTRICAL EQUIPMENT: 0.6%
 16,300         Energizer Holdings, Inc.+ ...................           310,515
                                                                  -------------

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
              SCHEDULE OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

NO. OF
COMMON
SHARES                        SECURITIES                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTATION: 1.0%
  7,000         Agilent Technologies, Inc.+ .................     $     199,570
  8,120         Solectron Corp.+ ............................            91,594
  5,400         Waters Corp.+ ...............................           209,250
                                                                  -------------
                                                                        500,414
                                                                  -------------
ENERGY EQUIPMENT & SERVICES: 0.7%
  6,000         Schlumberger Ltd. ...........................           329,700
                                                                  -------------
FOOD PRODUCTS: 2.8%
  8,800         Hershey Foods Corp. .........................           595,760
 15,900         Wrigley (Wm.) Jr. Co. .......................           816,783
                                                                  -------------
                                                                      1,412,543
                                                                  -------------
GAS UTILITIES: 1.0%
 11,100         El Paso Corp. ...............................           495,171
                                                                  -------------
HEALTHCARE EQUIPMENT & SUPPLY: 1.2%
  5,000         Applera Corp. ...............................           196,350
 16,911         Boston Scientific Corp.+ ....................           407,893
                                                                  -------------
                                                                        604,243
                                                                  -------------
HEALTHCARE PROVIDERS & SERVICES: 2.5%
  6,900         CIGNA Corp. .................................           639,285
  5,400         HCA-The Healthcare Co. ......................           208,116
  2,815         McKesson Corp. ..............................           105,281
  5,000         Tenet Healthcare Corp.+ .....................           293,600
                                                                  -------------
                                                                      1,246,282
                                                                  -------------
HOTELS RESTAURANTS & LEISURE: 3.0%
  3,700         Carnival Corp. ..............................           103,896
 28,700         Harrah's Entertainment, Inc.+ ...............         1,062,187
  3,735         McDonalds Corp. .............................            98,865
  8,400         Starwood Hotels and Resorts Worldwide, Inc. .           250,740
                                                                  -------------
                                                                      1,515,688
                                                                  -------------
HOUSEHOLD PRODUCTS: 1.4%
  6,400         Clorox Co. ..................................           253,120
  7,700         Kimberly-Clark Corp. ........................           460,460
                                                                  -------------
                                                                        713,580
                                                                  -------------
INDUSTRIAL CONGLOMERATES: 2.2%
  4,300         General Electric Co. ........................     $     172,344
  3,700         Minnesota Mining and Manufacturing Co. ......           437,377
  8,650         Tyco International Ltd. .....................           509,485
                                                                  -------------
                                                                      1,119,206
                                                                  -------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES: 1.0%
  7,000         Electronic Data Systems Corp. ...............           479,850
                                                                  -------------
INSURANCE: 6.9%
  4,500         Ace Ltd.+ ...................................           180,675
 13,100         AON Corp. ...................................           465,312
    200         Berkshire Hathaway, Inc. (Class B)+ .........           505,000
  6,300         Chubb Corp. .................................           434,700
  9,800         Hartford Financial Services Group, Inc. .....           615,734
 10,900         Lincoln National Corp. ......................           529,413
  4,300         Marsh & McLennan Cos., Inc. .................           462,035
  6,400         St. Paul Cos., Inc. .........................           281,408
                                                                  -------------
                                                                       3,474,277
                                                                  -------------
INTERNET SOFTWARE & SERVICES: 0.3%
  4,300         VeriSign Inc.+ ..............................           163,572
                                                                  -------------
MACHINERY: 0.3%
  3,700         Deere & Co. .................................           161,542
                                                                  -------------

MEDIA: 13.3%
 18,600         AOL Time Warner, Inc.+ ......................           597,060
  7,100         Cablevision Systems Corp. (Class A)+ ........           336,895
  3,600         Cablevision Systems Corp.--Rainbow
                  Media Group+ ..............................            88,920
  4,675         Clear Channel Communications, Inc.+ .........           238,004
  6,200         Comcast Corp. (Special Class A)+ ............           223,200
 31,800         EchoStar Communications Corp.+ ..............           873,546
 16,800         Entravision Communications Corp. (Class A)+ .           200,760
  9,000         General Motors Co. (Class H)+ ...............           139,050
 78,800         Liberty Media Corp.+ ........................         1,103,200
  8,700         Metro-Goldwyn-Mayer Inc.+ ...................           190,530
  3,500         Omnicom Group, Inc. .........................           312,725
  6,600         TMP Worldwide, Inc. .........................           283,140

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
              SCHEDULE OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

NO. OF
COMMON
SHARES                        SECURITIES                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
MEDIA: (CONTINUED)
 13,100         Univision Communications, Inc. (Class A)+ ...     $     530,026
 26,578         Viacom, Inc. (Class B)+ .....................         1,173,419
 12,800         Westwood One, Inc.+ .........................           384,640
                                                                  -------------
                                                                      6,675,115
                                                                  -------------
MULTILINE RETAIL: 1.7%
  6,000         Costco Wholesale Corp.+ .....................           266,280
  7,700         Target Corp. ................................           316,085
  4,500         Wal-Mart Stores, Inc. .......................           258,975
                                                                  -------------
                                                                        841,340
                                                                  -------------
OIL & GAS: 1.5%
  3,834         ChevronTexaco, Corp. ........................           343,565
  6,500         Phillips Petroleum Co. ......................           391,690
                                                                  -------------
                                                                        735,255
                                                                  -------------
PAPER & FOREST PRODUCTS: 0.7%
  6,300         Weyerhaeuser Co. ............................           340,704
                                                                  -------------
PERSONAL PRODUCTS: 1.1%
  2,330         Avon Products Inc. ..........................           108,345
 14,000         Gillette Co. ................................           467,600
                                                                  -------------
                                                                        575,945
                                                                  -------------
PHARMACEUTICAL: 7.1%
  4,800         Abbott Laboratories .........................           267,600
  6,900         Bristol-Myers Squibb Co. ....................           351,900
  9,800         Johnson & Johnson ...........................           579,180
  3,600         Lilly (Eli) &Co .............................           282,744
  8,040         Merck & Co., Inc. ...........................           472,752
 20,000         Pfizer, Inc. ................................           797,000
  7,907         Pharmacia Corp. .............................           337,234
 13,800         Schering-Plough Corp. .......................           494,178
                                                                  -------------
                                                                      3,582,588
                                                                  -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS: 3.2%
  3,000         Analog Devices, Inc.+ .......................           133,170
  8,085         Applied Materials, Inc.+ ....................           324,209
  3,800         Broadcom Corp. (Class A)+ ...................           155,724
 10,455         Intel Corp. .................................           328,810
  4,000         Novellus Systems, Inc.+ .....................           157,800
                                                                  -------------
  5,000         Teradyne, Inc.+ .............................           150,700
 12,500         Texas Instruments, Inc. .....................           350,000
                                                                  -------------
                                                                      1,600,413
                                                                  -------------
SOFTWARE: 3.4%
  3,400         Computer Associates International, Inc. .....           117,266
 13,600         Intuit Inc.+ ................................           581,536
  3,000         Microsoft Corp.+ ............................           198,810
 23,340         Oracle Corp.+ ...............................           322,325
 10,000         Siebel System Inc.+ .........................           279,800
  4,200         Veritas Software Corp.+ .....................           188,244
                                                                  -------------
                                                                      1,687,981
                                                                  -------------
SPECIALTY-RETAIL: 0.7%
  7,355         The Home Depot, Inc. ........................           375,179
                                                                  -------------
TEXTILE & APPAREL: 0.8%
  7,000         Nike, Inc. (Class B) ........................           393,680
                                                                  -------------
WIRELESS TELECOM SERVICE: 1.3%
  6,500         American Tower Corp. (Class A)+ .............            61,555
 10,245         Nextel Communications Inc. (Class A)+ .......           112,285
  6,600         Sprint Corp. (PCS Group)+ ...................           161,105
 11,500         Vodafone Group PLC. (ADR) ...................           295,320
                                                                  -------------
                                                                        630,265
                                                                  -------------
TOTAL COMMON STOCKS: 97.3%
(cost: $47,070,515) .........................................        48,786,806
                                                                  -------------
SHORT-TERM INVESTMENTS: 2.4%
1,220,151       Dreyfus Cash Management Fund
                (Institutional Shares) ......................         1,220,151
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS
(cost: $1,220,151) ..........................................         1,220,151
                                                                  -------------
TOTAL INVESTMENTS: 99.7%
(cost: $48,290,666) .........................................        50,006,957
OTHER ASSETS LESS LIABILITIES: 0.3% .........................           130,062
                                                                  -------------
NET ASSETS: 100% ............................................     $  50,137,019
                                                                  =============

----------
Glossary:
   ADR--American Depository Receipt
   +--Non-income producing.

                       See Notes to Financial Statements
6

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
Investments, at value (cost: $48,290,666)(Note 1)                 $  50,006,957
Receivables:
  Capital shares sold                                                   184,603
  Securities sold                                                       136,398
  Dividends and interest                                                 35,269
Prepaid insurance                                                         9,596
                                                                  -------------
     Total assets                                                    50,372,823
                                                                  -------------
LIABILITIES:
Payables:
  Due to custodian                                                       79,302
  Management fee                                                         51,866
  Securities purchased                                                   26,715
  Administration fee                                                      8,093
   Accrued expenses and other liabilities                                69,828
                                                                  -------------
     Total liabilities                                                  235,804
                                                                  -------------
NET ASSETS                                                        $  50,137,019
                                                                  =============
Net asset value, maximum offering price and redemption
  price per share ($50,137,019 / 6,429,590 shares of
  beneficial interest outstanding with an unlimited
  number of no par value shares authorized)                       $        7.80
                                                                  =============
Composition of net assets:
  Aggregate paid in capital                                       $  50,412,123
  Net unrealized appreciation of investments                          1,716,291
  Accumulated net realized loss                                      (1,991,395)
                                                                  -------------
                                                                  $  50,137,019
                                                                  =============
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 2001
INCOME:
Dividends                                                         $     480,427
Interest                                                                 35,167
                                                                  -------------
     Total income                                                       515,594
EXPENSES:
Management (Note 2)                             $     496,774
Administrative (Note 2)                               107,994
Professional                                           73,811
Custodian                                              60,877
Insurance                                              52,425
Transfer agent                                         33,947
Trustees                                               30,000
Shareholder reports                                    22,046
Registration                                            9,548
Other                                                  11,496
                                                -------------
     Total expenses                                   898,918
                                                -------------
Fees waived by the Manager (Note 2)                               $    (275,952)
                                                                  -------------
  Net expenses                                                          622,966
                                                                  -------------
  Net investment loss                                                  (107,372)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS: (NOTE 3)
Net realized loss from investments                                   (1,468,836)
Net change in unrealized appreciation of
  investments                                                        (6,364,690)
                                                                  -------------
Net realized and unrealized loss on investments                      (7,833,526)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $  (7,940,898)
                                                                  =============

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2001   DECEMBER 31, 2000
                                          -----------------   -----------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss                      $     (107,372)     $     (141,267)
  Net realized gain (loss)
   from investments                            (1,468,836)          8,929,685
  Net change in unrealized
   appreciation of investments                 (6,364,690)        (12,556,900)
                                           --------------      --------------
  Net decrease in net assets
   resulting from operations                   (7,940,898)         (3,768,482)
                                           --------------      --------------
Distributions to shareholders from:
   (Note 1)
   Net realized gains from investments                 --          (9,235,958)
                                           --------------      --------------
Capital share transactions*:
   Net proceeds from sales of shares            4,238,519          10,259,596
   Reinvestment of distributions                       --           8,581,606
                                           --------------      --------------
                                                4,238,519          18,841,202
   Cost of shares redeemed                     (9,908,385)         (7,633,944)
                                           --------------      --------------
   Increase (decrease) in net assets
      resulting from capital share
      transactions                             (5,669,866)         11,207,258
                                           --------------      --------------
   Total decrease in net assets               (13,610,764)         (1,797,182)
NET ASSETS:
   Beginning of year                           63,747,783          65,544,965
                                           --------------      --------------
   End of year                             $   50,137,019      $   63,747,783
                                           ==============      ==============
*SHARES OF BENEFICIAL INTEREST
  ISSUED AND REDEEMED:
   Shares sold                                    526,702             910,607
   Reinvestment of dividends                           --             951,398
                                           --------------      --------------
                                                  526,702           1,862,005
   Shares redeemed                             (1,165,670)           (682,740)
                                           --------------      --------------
   Net increase (decrease)                       (638,968)          1,179,265
                                           ==============      ==============

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                             YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                  2001        2000      1999      1998      1997
                                                                  ----        ----      ----      ----      ----
Net Asset Value, Beginning of Year ...........................   $  9.02    $ 11.13   $ 10.29   $  9.43   $ 10.82
                                                                 -------    -------   -------   -------   -------
Income From Investment Operations:
Net Investment Income (Loss) .................................     (0.02)     (0.02)    (0.02)     0.01      0.08
  Net Gain (Loss) on Investments
     (both realized and unrealized) ..........................     (1.20)     (0.58)     3.18      2.24      3.04
                                                                 -------    -------   -------   -------   -------
Total From Investment Operations .............................     (1.22)     (0.60)     3.16      2.25      3.12
                                                                 -------    -------   -------   -------   -------
Less Distributions from:
  Net Investment Income ......................................        --         --        --     (0.02)    (0.08)
  Net Realized Gain on Investments                                    --      (1.51)    (2.32)    (1.37)    (4.43)
                                                                 -------    -------   -------   -------   -------
Total Distributions ..........................................        --      (1.51)    (2.32)    (1.39)    (4.51)
                                                                 -------    -------   -------   -------   -------
Net Asset Value, End of Year .................................   $  7.80    $  9.02   $ 11.13   $ 10.29   $  9.43
                                                                 =======    =======   =======   =======   =======
Total Investment Return(a) ...................................   (13.53%)    (5.39%)   30.71%    23.86%    28.84%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATE
Net Assets, End of Year (000) ................................   $50,137    $63,748   $65,545   $55,449   $52,344
Ratio of Gross Expenses to Average Net Assets ................     1.66%      1.56%     1.60%     1.66%     1.55%
Ratio of Net Expenses to Average Net Assets ..................     1.15%      1.15%     1.15%     1.15%     1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)    (0.21%)    (0.21%)   (0.19%)    0.09%     0.37%
Portfolio Turnover Rate ......................................       70%        93%       82%       63%       78%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of distributions at net asset value on the payable date and a redemption on the last day of the year.
(b) Ratios would have been (0.72%), (0.62%), (0.64%), (0.42%) and (0.03%), respectively, had the Manager not waived expenses.



                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles in the United States. The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from these estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations with more than sixty days remaining to maturity are valued at market. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which, with accrued interest, approximates market value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex- dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with generally accepted accounting principles in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identification cost method. Dividend income is recorded on ex-dividend date. Interest income is accrued as earned.

E. COLLATERAL--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

NOTE 2--AGREEMENTS AND TRANSACTIONS OF RELATED PARTIES--Evaluation Associates Capital Markets, Inc. (the "Manager"), a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $496,774 for the year ended December 31, 2001 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the year ended December 31, 2001, the Manager agreed to waive management fees in the amount of $275,952 which represents the amount exceeding a self imposed expense limitation of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 2002.

Certain officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 2,344,785 shares (36.5%) and 2,187,653 shares (34.0%), respectively, of the outstanding shares of the Fund. Additionally, 751,665 shares are owned by two other shareholders, each of whom owns 5.0% and 6.7% of the outstanding shares of the Fund, respectively.

The Manager pays from its management fee four Subadvisers a fee at the annual rate of 0.375 of 1% and one Subadvisor a fee at the annual rate of 0.25% of 1% of the average monthly net asset value of the Fund managed by that Subadviser. At December 31, 2001, the Subadvisers are Iridian Asset Management LLC, Goldman Sachs Asset Management,

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Mastrapasqua & Associates, Inc., Cohen, Klingenstein & Marks, Inc., and Siphron Capital Management.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation, the Fund accrued $107,994 in administration fees for the year ended December 31, 2001. The annual fee is graduated, beginning at 0.20 of 1% of the average daily net assets of less than $100 million to 0.12 of 1% of the average daily net assets in excess of $260 million.

The Fund accrued $37,237 of legal fees payable to Day, Berry & Howard LLP, counsel to the Fund, for the year ended December 31, 2001 for legal services in conjunction with the Fund's ongoing operations.

DISTRIBUTION AGREEMENT--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc., a wholly owned subsidiary of the Parent, serves as the Distributor of the Fund's shares. EAI Securities, Inc., does not receive any fees for services provided pursuant to this agreement.

NOTE 3--PURCHASES AND SALES--Purchases and sales of securities, other than short-term obligations, aggregated $37,130,655 and $42,439,481, respectively, for the year ended December 31, 2001. For federal income tax purposes the cost of investments owned at December 31, 2001 was $48,677,207.

As of December 31, 2001, net unrealized appreciation for federal income tax purposes aggregated $1,329,750 of which $5,660,651 related to appreciated securities and $4,330,901 related to depreciated securities.

The difference between the book and tax basis unrealized appreciation/depreciation is attributable to wash sales in the amount of $386,541.

NOTE 4--DISTRIBUTIONS TO SHAREHOLDERS--At December 31, 2001, the Fund had for tax purposes, capital loss carryforwards and Post-October losses of $421,070 and $1,183,784, respectively. The capital loss carryforward expires on December 31, 2009. There were no dividends paid during 2001.

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of the EAI SELECT MANAGERS EQUITY FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the EAI Select Managers Equity Fund (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 11, 2002

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S NAME,
ADDRESS(1), AGE, POSITION(S)
HELD WITH FUND AND LENGTH OF
OF SERVICE AS AN EAI SELECT       PRINCIPAL OCCUPATION(S)                                             OTHER DIRECTORSHIPS
TRUSTEE(2):                       DURING PAST FIVE YEARS:                                             HELD:
---------------------------------------------------------------------------------------------------------------------------
Phillip N. Maisano (54)*+#        Chairman, Chief Executive Officer, President and Director of        None
Trustee, Chief Executive          Evaluation Associates Holding Corporation ("Holding"), which
Officer and President             is the general partner of EAI Partners, L.P., an investment
since 1995                        consulting and management company and parent
                                  of the Manager, (the "Parent"); Chairman,
                                  Chief Executive Officer and Director of
                                  Evaluation Associates Capital Markets,
                                  Incorporated (the "Manager"), an investment
                                  management and consulting company and
                                  investment adviser to the Fund; Chairman and
                                  Director of EAI Securities Inc. (the
                                  "Distributor"), a registered broker/dealer and
                                  the distributor for the Fund.
---------------------------------------------------------------------------------------------------------------------------

Keith Stransky (50)*#             Senior Vice President of Holding; Executive Vice President of       None
Trustee and Senior Vice           the Manager.
President since 1995
---------------------------------------------------------------------------------------------------------------------------

Charles E. Collard (68) @^        Vice President, Airline Claim, Associated Aviation Underwriters,    None
Trustee since 1995                an aviation insurance company.
---------------------------------------------------------------------------------------------------------------------------

Neal Jewell (67) @^               Executive Vice President, AIGAM, a division of AIG and              Trustee of Diversified
Trustee since 1995                registered investment advisor (1991-1994); retired/part-time        investment Portfolios
                                  independent consultant.
---------------------------------------------------------------------------------------------------------------------------

James Schuppenhauer (58)+@^       Vice President, Administration and Finance, Belmont                 None
Trustee since 1995                Abbey College.
---------------------------------------------------------------------------------------------------------------------------

William C. Crerend (39)*          Senior Vice President and General Counsel of the Manager            None
Vice President since 1995         (1994-1997); Executive Vice President, Chief Operating Officer
                                  and General Counsel of the Manager
                                  (1997-1999); President of the Manager;
                                  Director, Senior Vice President and General
                                  Counsel of the Parent; Senior Vice President
                                  and Agent for the Distributor.
---------------------------------------------------------------------------------------------------------------------------

Peter Gwiazdowski (48)*           Vice President and Treasurer of the Manager.                        None
Treasurer (Chief Financial &
Accounting Officer) since 1995
---------------------------------------------------------------------------------------------------------------------------

Elke Bartel (59)*                 Secretary of the Manager and the Distributor; Senior Vice           None
Secretary since 1995              President, Secretary and Treasurer of the Parent.
---------------------------------------------------------------------------------------------------------------------------

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)(CONTINUED)

TRUSTEE'S/OFFICER'S NAME,
ADDRESS(1), AGE, POSITION(S)
HELD WITH FUND AND LENGTH OF
OF SERVICE AS AN EAI SELECT       PRINCIPAL OCCUPATION(S)                                             OTHER DIRECTORSHIPS
TRUSTEE(2):                       DURING PAST FIVE YEARS:                                             HELD:
---------------------------------------------------------------------------------------------------------------------------
Thomas H. Elwood (54)             Former Associate Counsel of Jefferson Pilot Insurance Company       None
99 Park Avenue                    and officer of other investment companies distributed by
New York, NY 10016                Jefferson Pilot and its affiliates (1994-1998); Vice President
Assistant Secretary since 1998    and Secretary of funds advised by Van Eck Associates Corporation and officer of funds distributed and administered by Van
                                  Eck Associates Corporation; Vice President
                                  and/or General Counsel of Van Eck Associates
                                  Corporation and other affiliated companies.

----------
(1) The address for each Trustee/Officer is 200 Connecticut Avenue, Suite 700, Norwalk, CT 06854, except where noted.
(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
*    An "interested person" as defined in the 1940 Act.
+ Member of the Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
#    Member of the Nominating Committee for interested Trustees.
^    Member of the Nominating Committee for non-interested Trustees.
@ Member of the Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors. Additional information about the Fund's Board of Directors is provided in the "Statement of Additional Information" that is available by calling (203) 855-2255 (call collect).

                      [This page intentionally left blank.]

                                   EAI SELECT
--------------------------------------------------------------------------------
                                    MANAGERS
--------------------------------------------------------------------------------
                                   EQUITY FUND
--------------------------------------------------------------------------------
                                     ANNUAL
--------------------------------------------------------------------------------
                                     REPORT
--------------------------------------------------------------------------------
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

[LOGO]


INVESTMENT MANAGER
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

ADMINISTRATOR
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

LEGAL COUNSEL
Day, Berry & Howard LLP
CityPlace
Hartford, CT 06103

TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105-1802

CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES MORE COMPLETE INFORMATION SUCH AS CHARGES AND EXPENSES. FOR A PROSPECTUS AND ADDITIONAL INFORMATION ABOUT EAI SELECT MANAGERS EQUITY FUND, PLEASE CALL THE NUMBER LISTED BELOW.


[LOGO]


EAI Select Managers Equity Fund
EAI Securities Inc. -- DISTRIBUTOR
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2255 (call collect)
www.eaiselect.com

--------------------------------------------------------------------------------